SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”) is made on December 17, 2013 between BTX Trader LLC, a Delaware limited liability company (“Seller”) and Divya Thakur, a natural person (“DT”) and Ilya Subkhankulov, a natural person (“IS”, and together with DT, “Purchasers”).

WHEREAS, pursuant to the Securities Purchase Agreement (the “Securities Purchase Agreement”), dated as of December 4, 2012, by and among WPCS International Incorporated, a Delaware corporation with offices located at One East Uwchlan Avenue, Suite 301, Exton, Pennsylvania 19341 (the “Company”) and the investors listed on the Schedule of Buyers attached thereto (individually, a “Buyer” and collectively, the “Buyers”), the Buyers purchased for an aggregate purchase price of $4,000,000, $4,000,000 in senior secured convertible notes (the “Original Notes”) and warrants, which are initially exercisable into shares of common stock, $0.0001 par value of the Company (the “Common Stock”).

WHEREAS, certain direct and indirect subsidiaries of the Company (other than subsidiaries organized under the laws of a jurisdiction other than the United States, any of the states thereof or the District of Columbia (the “Foreign Subsidiaries”), and all other subsidiaries, the “U.S. Subsidiaries”) guaranteed the obligations under the Original Notes pursuant to a guarantee agreement (as amended or modified from time to time in accordance with its terms, the “Guarantee Agreement”).

WHEREAS, the Original Notes were also secured by a security interest in substantially all of the current and future assets of the Company and all direct and indirect U.S. Subsidiaries of the Company currently formed or formed in the future, and a 66% pledge of the capital stock of each of the Company’s Australia Subsidiaries (as defined in the Original Notes) and a 60% pledge of the capital stock of WPCS Asia Ltd, as evidenced by a pledge and security agreement (as amended or modified from time to time in accordance with its terms, the “Security Agreement” and together with the Guarantee Agreement, the “Security Documents”);

WHEREAS, the Buyers appointed Worldwide Stock Transfer LLC as collateral agent with respect to the Collateral (as defined in the Security Agreement) securing the Original Notes (in such capacity, the “Collateral Agent”) pursuant to a Collateral Agency Agreement (as amended or modified from time to time, the “Collateral Agency Agreement”);

WHEREAS, concurrently with the closing of the transactions contemplated by the Securities Purchase Agreement, the Company and the Buyers entered into a Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which the Company agreed to provide certain registration rights with respect to the Registrable Securities (as defined in the Registration Rights Agreement), under the Securities Act of 1933, as amended (the “Securities Act”) and the rules and regulations promulgated thereunder, and applicable state securities laws;

WHEREAS, pursuant to that certain Amended and Restated Limited Liability Company Agreement of Seller (the “Contribution Agreement”), dated as of December 17, 2013, by and among the members of Seller and Seller, certain members of the Seller (each a Buyer) (collectively, the “Noteholders”) (i) contributed, as part of their initial capital contribution to Seller, an aggregate of 439,408 in principal amount of Original Notes (collectively, the “Contributed Notes”) and (ii) assigned to the Seller the Noteholders’ rights as holders of such Contributed Notes pursuant to (w) the Securities Purchase Agreement, (x) the Registration Rights Agreement, (y) the Security Documents and (z) the Collateral Agency Agreement (collectively, the “Contribution and Assignment”);

WHEREAS, Purchasers are the owners of the assets described on Schedule I attached hereto, including, without limitation, the Bitcoin trading software program, all previous versions, and all work in progress comprising complete and incomplete updates, upgrades, improvements and derivative works thereof, including source code, object code development documentation and user manuals (collectively, the “Program”), underlying technology, and all associated proprietary rights (including without limitation, patent, copyright and trade secret rights and rights to develop, modify, enhance, copy, publish, market, distribute, license, sell, transfer, dispose of, use and otherwise deal with the Program throughout the world), in whatever form such Program may take, including, without limitation, (a) all versions of the source code and object code for the Program in machine readable and printed form and all national or computer language versions, (b) any and all end user manuals for the Program in both printed and diskette form, (c) source code development documentation, specifications and other documentation pertaining to the Program, to the extent that such documentation exists, (d) bug lists and product specifications, plus (e) to the extent that they exist, enhancement ideas and compatibility information (collectively, the “Assets”);

WHEREAS, Seller desires to sell to Purchasers and Purchasers desire to purchase from Seller (a) $439,408 in aggregate principal amount of the Contributed Notes (collectively, the “Purchased Notes”) and (b) $500,000 in aggregate principal amount of new secured promissory notes of Seller, in the form attached hereto as Exhibit A (the “Seller Notes”, and together with the Purchased Notes, the “Notes”), in exchange for the sale and transfer by Purchasers of all worldwide right, title and interest in the Assets to Seller (the “Asset Transfer”) on the basis of the representations, warranties and agreements contained in this Agreement, and upon the terms but subject to the conditions set forth herein;

WHEREAS, the Seller Notes will be secured by a first priority security interest in all of the assets of Seller, as evidenced by a security agreement in the form attached hereto as Exhibit B (the “Security Agreement”); and

WHEREAS, Seller desires to assign to each Purchaser and each Purchaser desires to assume from Seller, its rights as a holder of such Purchased Note being purchased by such Purchaser under (a) the Securities Purchase Agreement, (b) the Registration Rights Agreement, (c) the Collateral Agency Agreement and (d) the Security Documents.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the adequacy of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.  Purchase of Purchased Notes and the Seller Notes

(a)      Purchase and Sale.  At the Closing (as defined below), Seller hereby agrees to sell (a) to DT: (i) a Purchased Note with an aggregate principal amount of $292,953.31 and (ii) a Seller Note with an aggregate principal amount of $333,350 and (b) to IS: (i) a Purchased Note with an aggregate principal amount of $146,454.69 and (ii) a Seller Note with an aggregate principal amount of $166,650, collectively, in exchange for the consummation by the parties hereto of the Asset Transfer.

(b)      No Assignment of Exchange Cap Allocation or Authorized Share Allocation.  The parties hereto hereby acknowledge and agree that the purchase of the Purchased Notes by Purchasers does not include any purchase or assignment of the Exchange Cap Allocation (as defined in the Original Notes) of any Noteholder or Authorized Share Allocation (as defined in the Original Notes) of any Noteholder, in each case, with respect to the Original Notes held by each Noteholder and, consequently, the entire Exchange Cap Allocation and Authorized Share Allocation held by any such Noteholder immediately prior to such contribution to the Assignor and the Closing shall be held by such Noteholder and apply to the remaining Original Notes held by such Noteholder after giving effect to such contribution and the Closing.

(c)      Closing.  The date and time of the closing of the transactions contemplated hereby (the “Closing”, and such date, the “Closing Date”) shall be 10:00 a.m., New York City time, on the date hereof, (or such other time as the parties may agree) after notification of satisfaction or waiver of the conditions to the closing set forth in Section 2 below at the offices of Greenberg Traurig, LLP, MetLife Building, 200 Park Avenue, New York, NY 10166.

Section 2.  Closing Conditions.

(a)      Purchasers’ Closing Conditions.  The obligation of Purchasers hereunder to purchase the Notes at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for each Purchaser's sole benefit and may be waived by such Purchaser at any time in its sole discretion by providing Seller with prior written notice thereof.

(i)       The representations and warranties of Seller set forth herein shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality, which shall be true and correct in all respects) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be made as of such specific date).

(ii)      Seller shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by the Agreement to be performed, satisfied or complied with by it at or prior to the Closing Date.

(iii)                 No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or other governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Agreement.

(iv)                 On the Closing Date, Seller shall have delivered to the Company (with a copy to Purchasers) the Original Note along with irrevocable instructions to split the Original Note into certificates representing the Purchased Notes (in such denominations and registered in such names as each Purchaser shall request), in accordance with Section 1(a) herein.

(v)      The Company and Seller shall have delivered into escrow signature pages to the Securities Purchase Agreement, in the form attached hereto as Exhibit C (the “Securities Purchase Agreement”), and, subject only to the release of signature pages from such escrow and the execution by Purchasers of agreements with the Company described therein (collectively, the “Purchaser Other Agreements”), satisfied the conditions to closing set forth therein.

(b)      Seller’s Closing Conditions.  The obligation of Seller hereunder to transfer and sell the Notes, as applicable, at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for Seller’s sole benefit and may be waived by Seller at any time in its sole discretion by providing Purchasers with prior written notice thereof.

(i)      The representations and warranties of each Purchaser set forth herein shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality, which shall be true and correct in all respects) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date).

(ii)      Purchasers shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by Purchasers at or prior to the Closing Date.

(iii)                 No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or other governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Agreement.

(iv)                 Purchasers shall have delivered into escrow signature pages to the Notice and Acknowledgment of Transfer attached hereto as Exhibit D and the Purchaser Other Agreements.

Section 3.  Seller Representations and Warranties.  Seller hereby represents, warrants and covenants to each Purchaser, as of the date hereof and the Closing Date, as follows:

(a)      This Agreement has been duly authorized, executed and delivered by Seller and constitutes a valid and legally binding agreement of Seller enforceable against Seller in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors' rights generally, (b) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, or (c) to the extent the indemnification provisions contained herein may be limited by federal or state securities laws.

(b)      All government and other consents that are required to have been obtained by Seller with respect to this Agreement have been obtained and are in full force and effect and all conditions of any such consents have been complied with.  Seller has complied and will comply with all applicable disclosure or reporting requirements in respect of the transaction contemplated hereby.

(c)      The issuance of the Seller Notes are duly authorized and upon issuance in accordance with the terms hereof shall be validly issued and outstanding, fully paid and nonassessable, free and clear of all liens, mortgages, security interests, pledges, charges or encumbrances, rights of refusal of any kind or claims of any Person (“Liens”).  For purposes of this Agreement, “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and any Governmental Entity or any department or agency thereof.

(d)      Seller has good and valid title to the Purchased Notes free and clear of any Liens. Delivery of the Purchased Notes to such Purchaser will pass to such Purchaser good and valid title to the Purchased Note being purchased by such Purchaser, free and clear of Liens other than those of such Purchaser or under securities laws.

(e)      The execution and delivery by Seller of this Agreement, the sale by Seller of the Purchased Notes, the issuance of the Seller Notes and the performance by Seller of its obligations under this Agreement do not and will not violate or conflict with any law applicable to Seller, any order or judgment of any court or other agency of government applicable to Seller or any of Seller’s assets or any contractual restriction binding on or affecting Seller or any of Seller’s assets.

(f)      Seller is acting solely for Seller’s own account, and has made Seller’s own independent decision to enter into this Agreement and as to whether this Agreement is appropriate or proper for Seller based upon Seller’s own judgment and upon advice of such advisors as Seller deems necessary.  Seller acknowledges and agrees that Seller is not relying, and has not relied, upon any communication (written or oral) of such Purchaser or any affiliate, employee or agent of such Purchaser with respect to the legal, accounting, tax or other implications of this Agreement and that Seller has conducted Seller’s own analyses of the legal, accounting, tax and other implications hereof and thereof; it being understood that information and explanations related to the terms and conditions of this Agreement shall not be considered investment advice or a recommendation to enter into this Agreement.  Seller acknowledges that neither such Purchaser nor any affiliate, employee or agent of such Purchaser is acting as a fiduciary for or an advisor to Seller in respect of this Agreement.

Section 4.  Purchaser Representations and Warranties.  Each Purchaser hereby represents and warrants to Seller, as of the date hereof and as of the Closing Date, as follows:

(a)      Such Purchaser has all legal capacity, requisite power and authority to execute, deliver and perform its obligations under this Agreement.  This Agreement has been duly and validly authorized, executed and delivered on behalf of such Purchaser and shall constitute the legal, valid and binding obligation of such Purchaser enforceable against it in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors' rights generally, (b) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, or (c) to the extent the indemnification provisions contained herein may be limited by federal or state securities laws.

(b)      The execution, delivery and performance by such Purchaser of this Agreement and the consummation by such Purchaser of the transactions contemplated hereby and thereby will not (i) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Purchaser is a party, (ii) conflict with and will not be constrained by any prior business relationship, agreement or understanding and such Purchaser does not possess confidential information arising out of any current or prior relationship which, in such Purchaser’s best judgment, would be utilized in connection with the Assets in contravention of any policy or agreement relating to such confidential information or (iii) result in a violation of any law, rule, regulation, order, judgment  or decree (including federal and state securities laws) applicable to such Purchaser, except for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Purchaser to perform its obligations hereunder.

(c)      Purchasers solely possess of all worldwide right, title and interest in and to the Assets, free and clear of all any and all Liens, claims, encumbrances, preemptive rights, right of first refusal and adverse interests of any kind, including, without limitation, any and all patents, patent applications, copyrights, and trade secret rights associated therewith, to the extent that they exist, pertaining thereto.  Purchasers own, validly licenses or otherwise has the right to use, all intellectual property (the “Intellectual Property Rights”), on an exclusive basis, which are material to ownership and operation of the Assets.  Schedule 4(c) sets forth a description of all Intellectual Property Rights that are material to the operation and ownership of the Assets taken as a whole.  No claims are pending or, to the knowledge of the Purchasers, threatened that the Purchasers are infringing or otherwise adversely affecting the rights of any Person with regard to any Intellectual Property Rights.  To the knowledge of the Purchasers, no Person is infringing the rights of the Purchasers with respect to any Intellectual Property Rights.

(d)      Such Purchaser shall execute assignment documents for recordation in the United States Copyright Office and/or United States Patent and Trademark Office, and any foreign copyright office and/or foreign patent and trademark office, as necessary, assigning to Seller, such Purchaser’s worldwide right, title and interest in and to the Assets, including, any and all copyright registrations or applications and/or patents or patent applications pertaining thereto.

(e)      Such Purchaser has all right and authority to transfer the Assets to Seller under this Agreement, and all worldwide right, title and interest in and to the Assets and associated proprietary rights are by this Agreement transferred to Seller free and clear of all Liens.

(f)      No agreement, license, contract or other rights have been granted by any Purchaser to any third Person which conflict with the rights being granted to Seller herein.

(g)      Such Purchaser understands that the Notes and any shares of Common Stock issuable upon conversion thereof have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless subsequently registered thereunder or an exemption from such registration is available.

(h)      Such Purchaser (a) is a sophisticated person with respect to the purchase of the Notes; (b) has adequate information concerning the business and financial condition of Seller to make an informed decision regarding the Asset Transfer and the purchase of the Notes; and (c) has independently and without reliance upon Seller, and based on such information as such Purchaser has deemed appropriate, made its own analysis and decision to enter into this Agreement, except that Such Purchaser has relied upon Seller's express representations, warranties and covenants in this Agreement.  Such Purchaser acknowledges that Seller has not given such Purchaser any investment advice, credit information or opinion on whether the purchase of the Notes is prudent.

(i)      Such Purchaser is purchasing the Notes solely for its own account and not with a view to the distribution or resale of the Notes or its rights thereunder except pursuant to a registration statement declared effective under, or an exemption from the registration requirements of, the Securities Act.

(j)      Such Purchaser is an “accredited investor” (as defined in Regulation D under the Securities Act) and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the transaction contemplated herein, and it is able to bear the economic risk of such purchase.

(k)      Such Purchaser understands that the Notes are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that Seller is relying in part upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Notes.

(l)      Such Purchaser and its advisors, if any, have been furnished with copies of materials relating to the business, finances and operations of Seller and materials relating to the offer and exchange of the Notes, which have been requested by such Purchaser. Such Purchaser and its advisors, if any, have been afforded the opportunity to ask questions of Seller.  Such Purchaser understands that its investment in the Notes involves a high degree of risk. Such Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Notes.

(m)        Such Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Notes or the fairness or suitability of the investment in the Notes nor have such authorities passed upon or endorsed the merits of the offering of the Notes.

(n)      Such Purchaser understands that the Purchased Notes and the shares of Common Stock issuable upon conversion thereof, shall bear the legends set forth in Sections 5(c) of the Securities Purchase Agreement and such legends shall not be removed except in accordance with Sections 5(d) of the Securities Purchase Agreement.

(o)      Such Purchaser acknowledges that (i) Seller currently may have, and later may come into possession of information with respect to the Company that is not known to such Purchaser and that may be material to a decision to purchase the Notes in exchange for the Asset Transfer (“Purchaser Excluded Information”), (ii) such Purchaser has determined to purchase the Purchased Notes notwithstanding its lack of knowledge of Purchaser Excluded Information, if any, and (iii) Seller shall have no liability to such Purchaser, and such Purchaser waives and releases any claims that it might have against Seller, whether under applicable securities laws or otherwise, with respect to the nondisclosure of Purchaser Excluded Information, if any, in connection with such Purchaser's purchase of the Notes for in exchange for the Asset Transfer in accordance herewith; provided, however, that Purchaser Excluded Information, if any, shall not and does not affect the truth or accuracy of the representations or warranties of Seller in this Agreement.

Section 5.  Payment of Expenses. Seller shall reimburse counsel to Purchasers for up to $10,000 of reasonable, documented costs and expenses incurred in connection with the transactions contemplated hereby. Except as provided in the previous sentence, each party hereto shall be liable for its own costs and expenses in connection with the transactions contemplated hereby.

Section 6.  Covenants.

(a)      Seller, for good and valuable consideration, effective as of the Closing Date, hereby assigns, transfers, conveys and delivers to Purchaser all of its right, title and interest in and to the Purchased Note, and with respect to such Purchased Note, to the Securities Purchase Agreement, the Security Documents, the Registration Rights Agreement and the Collateral Agency Agreement, except as otherwise set forth in Section 1(b) herein.

(b)      Each Purchaser, for good and valuable consideration, effective as of the Closing Date, hereby assigns, transfers, conveys and delivers to Seller all of its worldwide right, title and interest in the Assets and hereby agrees to be bound by the terms of the Securities Purchase Agreement, the Registration Rights Agreement, the Security Documents and the Collateral Agency with respect to the Purchased Note.  Without limiting the generality of the foregoing, each Purchaser shall execute, acknowledge and deliver to Seller all such instruments of conveyance, assignment and further assurance as Seller may reasonably request to evidence, vest and confirm the rights, title and interest transferred or granted to Seller under this Agreement.  In addition, each Purchaser shall execute and deliver to Seller and the Company the Notice and Acknowledgment of Transfer attached hereto as Exhibit D agreeing to be bound by all of the provisions contained therein.

Section 7.  Notices.  All communications hereunder shall be in writing and shall be mailed, hand delivered or telecopied and confirmed to the parties hereto as follows:

If to Seller:

BTX Trader LLC
511 SE 5th Ave
Suite 613
Fort Lauderdale, FL 33301
Attention: Managing Member

with a copy (for information purposes only) to:

Greenberg Traurig, LLP
MetLife Building
200 Park Avenue
New York, NY 10166
Attention:  Michael A. Adelstein, Esq.

If to Purchasers to:

Ilya Subkhankulov

Divya Thakur

Any party hereto may change the address for receipt of communications by giving written notice to the others.

Section 8.  Governing Law; Submission to Jurisdiction.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.  EACH PARTY AGREES THAT ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING IN ANY WAY TO THIS AGREEMENT SHALL BE BROUGHT IN A U.S. FEDERAL OR STATE COURT OF COMPETENT JURISDICTION SITTING IN THE COUNTY, CITY, AND STATE OF NEW YORK.  EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY CONSENTS TO THE JURISDICTION OF SUCH COURT AND HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY DEFENSE OF AN INCONVENIENT FORUM OR A LACK OF PERSONAL JURISDICTION TO THE MAINTENANCE OF ANY ACTION OR PROCEEDING AND ANY RIGHT OF JURISDICTION OR VENUE ON ACCOUNT OF THE PLACE OF RESIDENCE OR DOMICILE OF ANY PARTY HERETO.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

Section 9.  Entire Agreement; Amendments. This Agreement supersedes all other prior oral or written agreements among Purchasers, Seller, their affiliates and Persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither Seller nor any Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters.  No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.

Section 10.  Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

Section 11.  No Third Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

Section 12  Further Assurances.  Each party shall use its commercially reasonable efforts to do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

Section 13  Confidentiality.  Each party agrees that, except as otherwise compelled by law, court order or by a competent regulator, it will not issue any reports, statements or releases, in each case relating to this Agreement or the transactions contemplated hereby, without the prior written consent of the other party hereto.  Notwithstanding anything to the contrary set forth herein, any party and each representative of such party may disclose to any and all Persons, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated by this Agreement, and all materials of any kind (including opinions or other tax analyses) related to such tax treatment and tax structure.

Section 14  Successors.  This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

Section 15 Counsel.  Each party hereto acknowledges that it has been represented by independent legal counsel in the preparation of this Agreement and the matters referred to herein.  Each party recognizes and acknowledges that counsel to the Purchasers has represented certain members of the Seller in unrelated matters and each party waives any conflicts of interest in connection therewith, in connection with Seller’s reimbursement of counsel to Purchasers, and other claims that it may not have been represented by its own counsel.

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IN WITNESS WHEREOF, Purchasers and Seller have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

SELLER: BTX TRADER LLC By: Name: John O'Rourke Title: Managing Member
PURCHASERS: DIVYA THAKUR ILYA SUBKHANKULOV

SCHEDULE I

ASSETS

1.	www.btxtrader.com domain name
2.	the BTX Trader name and all associated trademark, service mark, trade dress and copyrights associated with the BTX name, logo and graphic art
3.	the BTX Trader business concept
4.	source code

SCHEDULE 4(C)

DESCRIPTION OF INTELLECTUAL PROPERTY

1.	www.btxtrader.com domain name
2.	the BTX Trader name and all associated trademark, service mark, trade dress and copyrights associated with the BTX name, logo and graphic art
3.	the BTX Trader business concept
4.	source code

EXHIBIT D

NOTICE AND ACKNOWLEDGEMENT AND JOINDER AGREEMENT

This Notice and Acknowledgement and Joinder Agreement (the “Notice and Acknowledgement”) dated as of December __, 2013 between WPCS International Incorporated, a Delaware corporation with offices located at One East Uwchlan Avenue, Suite 301, Exton, Pennsylvania 19341 (the “Company”) and Divya Thakur, a natural person (“DT”) and Ilya Subkhankulov, a natural person (“IS”, and together with DT, “Assignees”).

Reference is made to (a) the Securities Purchase Agreement (the “Securities Purchase Agreement”), dated as of December 4, 2012, by and among the Company, and the investors listed on the Schedule of Buyers attached thereto (individually, a “Buyer” and collectively, the “Buyers”), whereby the Buyers purchased at the Closing (as defined in the Securities Purchase Agreement) for an aggregate purchase price of $4,000,000, $4,000,000 in senior secured convertible notes (the “Original Notes”) and warrants, which are initially exercisable into shares of common stock, $0.0001 par value of the Company (the “Common Stock”), (b) the Amended and Restated Limited Liability Company Agreement of BTX Trader LLC, a Delaware limited liability company (the “Assignor”), dated as of December __, 2013 (the “Contribution Agreement”), by and among certain members of the Assignor (the “Original Noteholders”), whereby each Original Noteholder (i) contributed, as part of its initial capital contribution to the Assignor, an aggregate of $439,408 in principal amount of Original Notes (collectively, the “Contributed Notes”) and (ii) assigned to the Assignor such Original Noteholder’s rights as a holder of such Contributed Note of such Original Noteholder pursuant to (w) the Securities Purchase Agreement, (x) the Registration Rights Agreement (as defined in the Securities Purchase Agreement), (y) the Security Documents (as defined in the Securities Purchase Agreement) and (z) the Collateral Agency Agreement (as defined in the Securities Purchase Agreement) (collectively, the “Contribution and Assignment”) and (c) the Securities Purchase Agreement (the “Assignment Agreement”), dated as of December __, 2013, by and between the Assignor and the Assignee, whereby the Assignor (i) sold to the Assignees, together with other securities, $439,408 in aggregate principal amount of the Contributed Notes (collectively, the “Purchased Notes”) and (ii) assigned to the Assignees its rights as a holder of the Purchased Notes pursuant to (w) the Securities Purchase Agreement, (x) the Registration Rights Agreement, (y) the Security Documents and (z) the Collateral Agency Agreement (collectively, the “Sale and Assignment”).

The Company and each Assignee hereby agree as follows:

1.           The Company hereby acknowledges that it has received notice of the Sale and Assignment in accordance with the Assignment Agreement as of the date first above written.

2.           Each Assignee (i) agrees that it will perform in accordance with their terms all of the agreements and obligations which by the terms of the Securities Purchase Agreement, the Registration Rights Agreement, the Security Documents and the Collateral Agency Agreement is required to be performed by it as a Buyer and, as of the Effective Date (as defined below), the terms of the Securities Purchase Agreement, the Registration Rights Agreement, the Security Documents and the Collateral Agency Agreement shall be the binding obligations of such Assignee; (ii) represents and warrants that the representations and warranties of the Buyers contained in the Securities Purchase Agreement, the Registration Rights Agreement, the Security Documents and the Collateral Agency Agreement are true and correct as if made by such Assignee on the date hereof; and (iii) agrees that it shall execute and deliver such additional documents assuming the obligations of the Assignor and perform all tasks reasonably requested by the Company to effect the assignment contemplated hereby.

3.           This agreement shall become effective on such date (the “Effective Date”) as the Company, the Assignees and the Assignor have executed and delivered this Notice and Acknowledgement.

4.           The Company and the Assignees agree that, as of the Effective Date, the Assignees shall be a party to the Securities Purchase Agreement, the Registration Rights Agreement, the Security Documents and the Collateral Agency Agreement and, to the extent provided in this Notice and Acknowledgement, have the rights and obligations under the Securities Purchase Agreement, the Registration Rights Agreement, the Security Documents and the Collateral Agency Agreement of the Assignors with respect to the Purchased Notes.

5.           Each Assignee hereby acknowledges and agrees that the purchase of the Purchased Notes did not include any purchase or assignment of the Exchange Cap Allocation (as defined in the Original Notes) of any Noteholder or Authorized Share Allocation (as defined in the Original Notes) of any Original Noteholder, in each case, with respect to the Original Notes held by each Noteholder and, consequently, the entire Exchange Cap Allocation and Authorized Share Allocation held by any such Noteholder immediately prior to such contribution to the Assignor and such Sale and Assignment shall be held by such Noteholder and apply to the remaining Original Notes held by such Noteholder after giving effect to such contribution and such Sale and Assignment.

6.           Each of the parties represents and warrants that it is duly authorized to enter into this Notice and Acknowledgement.  This Notice and Acknowledgement shall be binding on each party's successors and permitted assigns.  This Notice and Acknowledgement is personal to the parties and may not be assigned or transferred by any party without the prior written consent of the other parties.

7.           THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.  EACH PARTY AGREES THAT ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING IN ANY WAY TO THIS AGREEMENT SHALL BE BROUGHT IN A U.S. FEDERAL OR STATE COURT OF COMPETENT JURISDICTION SITTING IN THE COUNTY, CITY, AND STATE OF NEW YORK.  EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY CONSENTS TO THE JURISDICTION OF SUCH COURT AND HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY DEFENSE OF AN INCONVENIENT FORUM OR A LACK OF PERSONAL JURISDICTION TO THE MAINTENANCE OF ANY ACTION OR PROCEEDING AND ANY RIGHT OF JURISDICTION OR VENUE ON ACCOUNT OF THE PLACE OF RESIDENCE OR DOMICILE OF ANY PARTY HERETO.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

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IN WITNESS WHEREOF, the parties hereto have caused this Notice and Acknowledgement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE COMPANY:

WPCS INTERNATIONAL INCORPORATED

By:
Name:
Title

ASSIGNEES:

____________________________________
      DIVYA THAKUR

____________________________________
      ILYA SUBKHANKULOV

Agreed and accepted,
this ___ day of December, 2013

WORLDWIDE STOCK TRANSFER LLC,
as Collateral Agent

By:
Name:
Title

ASSIGNOR:

Agreed and accepted,
this ___ day of December, 2013

BTX TRADER LLC

By:
Name: John O'Rourke
Title: Managing Member